    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1998
                                                   REGISTRATION NO. 333 -

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                             KEEBLER FOODS COMPANY
             (Exact name of Registrant as specified in its charter)


       DELAWARE                            2052                   36-1894790
(State or other jurisdiction   (Primary Standard Industrial    (I.R.S. Employer
     of incorporation)         Classification Code Number)    Identification No.)

                           -----------------------

                               677 Larch Avenue
                           Elmhurst, Illinois 60126
                                (312) 833-2900
                 (Address, including zip code, and telephone
                 number, including area code, of Registrant's
                         principal executive office)

                           -----------------------

                              Thomas E. O'Neill
                Vice President, Secretary and General Counsel
                            Keebler Foods Company
                               677 Larch Avenue
                          Elmhurst, Illinois  60126
                                (630) 833-2900
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                           -----------------------

                               WITH COPIES TO:

              Bruce A. Toth                        Stephen L. Burns
            John L. MacCarthy                  Cravath, Swaine & Moore
            Winston & Strawn                       Worldwide Plaza
          35 West Wacker Drive                    825 Eighth Avenue
          Chicago, Illinois 60601             New York, New York  10019
             (312) 558-5600


                           -----------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                        If any of the securities being registered on this form
                 are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

                        If this Form is filed to register additional securities
                 for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. /X/ 333-42075

                        If this Form is a post-effective amendment filed
                 pursuant to Section 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                        If delivery of the prospectus is expected to be made
                 pursuant to Rule 434, please check the following box. /  /

                               ---------------
                        CALCULATION OF REGISTRATION FEE


TITLE OF EACH CLASS      AMOUNT TO BE     PROPOSED MAXIMUM      PROPOSED MAXIMUM     AMOUNT OF
OF SECURITIES TO BE       REGISTERED       OFFERING PRICE      AGGREGATE OFFERING  REGISTRATION
    REGISTERED                               PER UNIT              PRICE (1)          FEE (1)
-------------------      ------------     ----------------     -------------------   ------------
Common Stock, par
value $.01 per
share ...........           201,911(2)    $  24.00             $ 4,845,864             $ 1,430
                                          -------------        -------------------   -------------

---------------------------
(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o)
(2) Includes 26,336 shares issuable pursuant to over-allotment option granted to underwriters

                           --------------------------

     INCORPORATION OF CERTAIN INFORMATION BY REFERENCE PURSUANT TO GENERAL INSTRUCTION V OF FORM S-1.

     IN ACCORDANCE WITH THE PROVISIONS OF GENERAL INSTRUCTION V OF FORM S-1, THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE CONTENTS OF THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-42075) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 1997, AS AMENDED BY AMENDMENT NO. 1 DATED JANUARY 7, 1998, AS AMENDED BY AMENDMENT NO. 2 DATED JANUARY 23, 1998, WHICH SUCH REGISTRATION STATEMENT WAS DECLARED EFFECTIVE ON JANUARY 28, 1998.

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


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

     ITEM 16.  EXHIBITS

           (a) EXHIBITS. All Exhibits filed with the Registration Statement on Form S-1 (File No. 333-42075) are incorporated herein by reference thereto, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:

     Exhibit 5.1   Opinion of Winston & Strawn re: legality
     Exhibit 23.1  Consent of Coopers & Lybrand L.L.P.
     Exhibit 23.2  Consent of DeLoitte & Touche LLP
     Exhibit 23.3  Consent of Winston & Strawn (contained in Exhibit 5.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 1998.


                            KEEBLER FOODS COMPANY


                            By:  /s/ Sam K. Reed
                               ----------------------------------------
                                            Sam K. Reed
                                  President and Chief Executive Officer


     Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities on this 28th day of January, 1998.


           SIGNATURE                                                          TITLE
           ---------                                                          -----

/s/ Sam K. Reed
----------------------------
  Sam K. Reed                              President, Chief Executive Officer (Principal Executive Officer) and Director

/s/ E. Nichol McCully
----------------------------
  E. Nichol McCully                        Chief Financial Officer and Senior Vice President - Finance (Principal
                                           Financial Officer) and Director
/s/ James T. Spear
----------------------------
  James T. Spear                           Vice President Finance and Corporate Controller (Principal Accounting Officer)

              *
----------------------------
  Robert P. Crozer                                                          Director

              *
----------------------------
  Raymond Debbane                                                           Director

              *
----------------------------
  Sacha Lainovic                                                            Director

              *
----------------------------
  Amos R. McMullian                                                         Director

              *
----------------------------
  Christopher J. Sobecki                                                    Director

              *
----------------------------
  C. Martin Wood III                                                        Director


* /s/ E. Nichol McCully
----------------------------
          E. Nichol McCully
          Attorney-in-Fact

                                      II-2

                                LIST OF EXHIBITS


       NUMBER               DESCRIPTION OF EXHIBITS
       ------               -----------------------
       Exhibit 5.1          Opinion of Winston & Strawn re: legality
       Exhibit 23.1         Consent of Coopers & Lybrand L.L.P.
       Exhibit 23.2         Consent of DeLoitte & Touche LLP
       Exhibit 23.3         Consent of Winston & Strawn (contained in Exhibit 5.1)